PRUDENTIAL'S GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                       SUPPLEMENT DATED SEPTEMBER 19, 2002
                                       TO
                    PROSPECTUS SUPPLEMENTS DATED MAY 1, 2002

Group Variable Universal Life Prospectus Supplements

Any and all descriptions of the investment objectives for the Scudder Government Securities Portfolio and the Scudder High Yield Portfolio listed under SCUDDER VARIABLE SERIES II are hereby amended to read as follows:

SCUDDER GOVERNMENT SECURITIES PORTFOLIO: The portfolio seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. government securities. The portfolio normally invests at least 80% of total assets in U.S. government securities and repurchase agreements of U.S. government securities.

SCUDDER HIGH-YIELD PORTFOLIO: The portfolio seeks to provide a high level of current income. The portfolio normally invests at least 80% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.